Exhibit 99.1
Investor Presentation September 2008

Safe Harbor Certain statements made during this presentation are forward-looking and are subject to risks and uncertainties. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995.

Overview Healthcare REIT with a hospital focus Currently 49 operating facilities: 24 acute care hospitals 13 long-term acute care hospitals 6 rehabilitation hospitals 6 wellness centers Current Statistics Market Capitalization: $720 million Enterprise Value: $1.3 billion Total Investments: $1.265 billion Dividend Yield: 10% 9/5/08 Stock Price: $10.85 Medical Properties Trust (NYSE: MPW)

MPT Growth Since Inception 2004 2005 2006 2007 1H 2008 Total Asset 306.5 495.5 744.8 1051.7 1265.8 2004 2005 2006 2007 Total Revenue 10.9 30.5 50.5 96.3 2004 2005 2006 2007 1H 2008 Properties 7 18 26 28 49 2004 2005 2006 2007 FFO 6.1 23.8 36.9 49.8 Total Assets Total Revenue Number of Properties Funds from Operations ($ in millions)

MPT's Portfolio is Different than Other Healthcare REITs MPT Concentrates on Acute Care, Inpatient Rehab and Long-Term Acute Care Hospitals Source: Other REITs represent current portfolios of 9 Health Care REITs

Medicare Spending Is Growing Total Medicare Spending, 1966-2009 ($ in billions; figures for 2006 and beyond are projections) Medicare is the largest public health insurance program in the U.S., providing the major source of health care coverage for elderly and disabled persons Centers for Medicare and Medicaid (CMS) GDP 1966 1.8 1975 16.3 1985 71.8 1991 120.9 1993 148.3 1995 182.7 1997 209.5 1999 213.5 2001 246.5 2003 284 2005 336 2007 443 2009 503

Benefits of Diversification of HC Investments into Hospital Space Non-discretionary consumers Strong tenant profit margins (MPT coverage portfolio exceeds 3.2x*) Largest segment of U.S. economy Future growth in demand All Presidential healthcare proposals will result in even more patients being covered * Through 6/30/2008

Benefits of Diversification of HC Investments into Hospital Space Largest consumer segment (senior population) has U.S. Government backed insurance; hospital reimbursements by Medicare have grown at a CAGR of 3.8% since 1996 Only 34% of total Medicare reimbursements in 2007 was for hospital services* Approximately 80-85% of patients in MPT hospitals are covered by insurance programs such as Medicare and employer-based commercial insurers MPT operators actively manage reimbursement risk associated with self-pay and under-insured patients *Source: Kaiser Family Foundation

Diversified Portfolio MPW Has No One Property That Represents More Than 6% of Its Total Portfolio 1 Notes: 1 As of July 31, 2008 2 By asset value R:137, G:173, B:161 R:1, G:88, B:56 R:0, G:51, B:102

2008 Transformational Transaction Notes: 1 Pro forma for transactions subsequent to June 30, 2008, based on total investments 2 Includes Colorado, Connecticut, Virginia, Rhode Island, and Arizona, Michigan MPW Acquisition Tenant Concentration 1 MPW Post-Acquisition Geographic Concentration1

Significant Growth Opportunities in Healthcare Real Estate "The MPW Advantage" Able to absorb sizeable portfolios Experience in identifying, acquiring and managing well-located and operated facilities Competitive position in hospital markets Source: Wall Street research dated November 2007 0% 12.5% Acute Care Hospital Market-$261 Billion % REITs own more than $550 billion of commercial real estate assets, or 10 to 15 percent of total institutionally owned commercial real estate1 The current market for healthcare real estate totals about $792 billion, with approximately 33% made up of Acute Care Hospitals2 Source: 1 NAREIT Industry Information and Performance, March 2008 2 Wall Street research dated November 2007

Growth Drivers 2%-3% same store growth Stable recurring cash flow Sustainable Core Portfolio Growth Property Acquisitions Portfolio Upside Industry Opportunity Comments Examples Competitive advantage in Hospital Real Estate Focused on Market leading operators Disciplined underwriting process Capital recycling opportunities High return Loans to operators Hospital operators increasingly willing to entertain sale leasebacks Provides them most attractive capital in current credit markets Contractual rent escalators Minimal lease expirations, renewal options Master leases/cross-defaults Public company guarantees $358 mm HCP transaction Vibra and Prime relationships $316mm acquisitions in 2007 Vibra investment demonstrates ability to achieve outsized returns Prepayment penalties on mortgage loan portfolios Exceeded 2008 acquisitions goal Long-term fixed rate leases

FFO Reconciliation